Exhibit 99.1

FOR FURTHER INFORMATION:	Dennis Barber, investors	(713) 497-3042
	Pat Hammond, media	(713) 497-7723

FOR IMMEDIATE RELEASE:                                                         February 27, 2007

Reliant Energy Completes Repositioning Begun in 2003 and

Reports Fourth Quarter Results

HOUSTON — Reliant Energy, Inc. reported a loss from continuing operations before income taxes of $153 million for the fourth quarter of 2006, compared to a loss from continuing operations before income taxes of $281 million for the same period of 2005.  The fourth quarter 2006 reported numbers include net gains from unrealized energy derivatives of $49 million and $101 million of net losses from unrealized energy derivatives for the same period of 2005.   Fourth quarter 2006 results also include a $37 million debt conversion expense resulting from a December 2006 exchange offer.  Fourth quarter 2005 results include an $8 million charge for the Cornerstone settlement.

Open EBITDA was $74 million for the fourth quarter of 2006, compared to $215 million for the fourth quarter of 2005.  Improved retail adjusted gross margin was offset by lower wholesale open gross margin and increased expenses.  Adjusted EBITDA, which includes the effect of historical wholesale hedges and gains on sales of emission allowances, was $33 million for the fourth quarter of 2006, compared to $36 million for the fourth quarter of 2005.

“Our businesses continue to perform well, despite the mild weather we encountered during the quarter,” said Joel Staff, chairman and chief executive officer.  “We successfully executed against our priorities for 2006 and have substantially completed the repositioning which began in 2003,” Staff added.  “Looking forward to 2007, we plan to continue improving operations, grow our retail business in Texas through product and service innovation and expansion to other markets, and eliminate current restrictive debt covenants to enhance financial flexibility.”

Reliant Energy, Inc. reported a loss from continuing operations before income taxes of $449 million for the year ended December 31, 2006, compared to $694 million for the same period of 2005.  The reported numbers include net losses from unrealized energy derivatives of $231 million and $192 million, and a $35 million and $359 million charge for Western states and Cornerstone settlements for 2006 and 2005, respectively.

Open EBITDA was $838 million for 2006, compared to $1,002 million for 2005.  The decline in open EBITDA was due to higher expenses in 2006.  Adjusted EBITDA was $621 million for 2006 compared to $686 million for 2005.  The decline in adjusted EBITDA was primarily due to higher expenses, partially offset by reduced losses related to historical wholesale hedges.

During 2006, the company reported cash provided by continuing operations from operating activities of $1,330 million, compared to a $1,110 million use of cash in continuing operations from operating activities for 2005.  Free cash flow provided by continuing operations was

1

$311 million for 2006, compared to $110 million for 2005.  The increase in free cash flow provided by continuing operations was primarily due to changes in working capital and lower purchases of emission allowances.

OUTLOOK

Reliant Energy’s outlook for open EBITDA is $974 million, $1,219 million and $1,160 million for the years ending December 31, 2007, 2008 and 2009, respectively.  Adjusted EBITDA, which includes the impact of historical wholesale hedging activity and gains on the sales of emission allowances, is $823 million, $1,148 million and $1,062 million for the same periods.  The outlook for free cash flow provided by continuing operations is $228 million, $420 million and $503 million for the years ending December 31, 2007, 2008 and 2009, respectively.

This outlook is based on forward commodity prices as of December 22, 2006, and assumptions and estimates by Reliant Energy.

Open EBITDA

Outlook Reconciliation

($ millions)	2007E	2008E	2009E
Income from continuing operations before income taxes (a)	$681	$547	$397
Unrealized gains on energy derivatives	(542)	(88)	(4)
Depreciation and amortization	383	439	443
Interest expense, net	301	250	226
Adjusted EBITDA (a)	$823	$1,148	$1,062
Historical wholesale hedges (b)	151	71	98
Open EBITDA (a)	$974	$1,219	$1,160

(a)             Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings.

(b)            Historical wholesale hedges were entered into to primarily hedge the economics of our wholesale operations.  These amounts primarily relate to settlements of forward power and fuel hedges, long-term tolling purchases, long-term natural gas transportation contracts, storage contracts and our legacy energy trading.  These amounts are derived based on methodology consistent with the calculation of open EBITDA and forward commodity prices as of December 22, 2006.

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Free Cash Flow from Continuing Operations

Outlook Reconciliation

($ millions)	2007E	2008E	2009E
Operating cash flow from continuing operations (a)	$788	$956	$830
Change in margin deposits (b)	(288)	(100)	(14)
Western states settlement payment	35 (c)	—	—
Adjusted cash flow provided by continuing operations	$535	$856	$816
Capital expenditures	(238)	(308)	(183)
Purchases of emission allowances(d)	(69)	(128)	(130)
Free cash flow provided by continuing operations(d)	$228	$420	$503

(a)             Outlook assumes no changes in working capital.

(b)            Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings or cash flows.

(c)             In December 2006, we reached a settlement of 12 class action natural gas cases pending in state court in California. We expect to pay this amount in the first or second quarter of 2007.

(d)            Consistent with SEC guidance to the industry, purchases and sales of emission allowances are classified as cash flows from investing activities for GAAP purposes.

NON-GAAP FINANCIAL MEASURES

This press release and the attached financial tables include the following non-GAAP financial measures:

Adjusted gross margin

Open energy gross margin

Open wholesale gross margin

Open gross margin

Adjusted contribution margin

Open contribution margin

Adjusted other general and administrative expenses

EBITDA

Adjusted EBITDA

Open EBITDA

Adjusted cash flow provided by continuing operations

Free cash flow provided by continuing operations

Adjusted net debt

A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables.  Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release.

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WEBCAST OF EARNINGS CONFERENCE CALL

Reliant Energy has scheduled its fourth-quarter 2006 earnings conference call for Tuesday February 27, 2007, at 9 a.m. CT.  Interested parties may listen to a live audio broadcast of the conference call at www.reliant.com in the investors section.  A replay of the call can be accessed approximately two hours after the completion of the call.  A copy of the presentation accompanying the call is also available at this Website address.

Reliant Energy, Inc. (NYSE: RRI) based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the United States. In Texas, the company provides service to approximately 1.9 million retail electricity customers, including residential and small business customers and commercial, industrial, governmental and institutional customers. Reliant also serves commercial, industrial, governmental and institutional customers in the PJM (Pennsylvania, New Jersey and Maryland) market.

The company is one of the largest independent power producers in the nation with approximately 16,000 megawatts of power generation capacity in operation across the United States. These strategically located generating assets utilize natural gas, fuel oil and coal. For more information, visit www.reliant.com.

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, and our plans and objectives for future operations or about our future economic performance, transactions and dispositions and financings related thereto. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss or reference to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

###

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Reliant Energy, Inc. and Subsidiaries
Consolidated Statements of Operations
(Thousands of Dollars, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005

Revenues:
Revenues (including $4,085, $108,768, $191,405 and $(218,081) unrealized gains (losses) on energy derivatives)	$2,344,229	$2,600,265	$10,877,385	$9,711,995

Expenses:
Purchased power, fuel and cost of gas sold (including $44,963, $(209,637), $(422,325) and $25,846 unrealized gains (losses) on energy derivatives)	1,961,979	2,488,475	9,435,892	8,365,921
Operation and maintenance	197,104	180,849	833,094	736,954
Selling and marketing	32,747	28,930	124,485	95,256
Bad debt expense	19,024	14,181	86,933	58,008
Total	2,210,854	2,712,435	10,480,404	9,256,139
Contribution Margin	133,375	(112,170)	396,981	455,856

Other general and administrative	53,311	7,393	172,559	139,222
Western states and Cornerstone settlements	—	8,631	35,000	359,436
(Gains) losses on sales of assets and emission allowances, net	401	(52,322)	(159,386)	(168,114)
Depreciation and amortization	92,763	109,341	372,616	445,871
Total	146,475	73,043	420,789	776,415
Operating Loss	(13,100)	(185,213)	(23,808)	(320,559)

Other Income (Expense):
Income of equity investments, net	2,136	2,273	5,791	25,458
Debt conversion expense	(37,257)	—	(37,257)	—
Other, net	(463)	146	203	(22,672)
Loss Before Interest and Taxes	(48,684)	(182,794)	(55,071)	(317,773)

Interest expense	(115,421)	(105,601)	(427,867)	(399,281)
Interest income	11,533	7,947	34,317	23,227

Loss from Continuing Operations Before Income Taxes	(152,572)	(280,448)	(448,621)	(693,827)
Income tax benefit	(96,043)	(97,851)	(121,929)	(253,080)

Loss from Continuing Operations	(56,529)	(182,597)	(326,692)	(440,747)
Income (loss) from discontinued operations	2,823	49,145	(2,088)	110,799

Loss Before Cumulative Effect of Accounting Change	(53,706)	(133,452)	(328,780)	(329,948)
Cumulative effect of accounting changes, net of tax	—	(608)	968	(608)
Net Loss	$(53,706)	$(134,060)	$(327,812)	$(330,556)

Basic Earnings (Loss) Per Share:
Loss from continuing operations	$(0.18)	$(0.60)	$(1.06)	$(1.46)
Income (loss) from discontinued operations	0.01	0.16	(0.01)	0.37
Cumulative effect of accounting changes, net of tax	—	—	—	—
Net loss	$(0.17)	$(0.44)	$(1.07)	$(1.09)

Diluted Earnings (Loss) Per Share:
Loss from continuing operations	$(0.18)	$(0.60)	$(1.06)	$(1.46)
Income (loss) from discontinued operations	0.01	0.16	(0.01)	0.37
Cumulative effect of accounting changes, net of tax	—	—	—	—
Net loss	$(0.17)	$(0.44)	$(1.07)	$(1.09)

Weighted Average Common Shares Outstanding (in thousands):
- Basic	310,381	304,849	307,705	302,409
- Diluted	310,381	304,849	307,705	302,409

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries
Results of Operations by Segment - As Reported
(Millions of Dollars)
(Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2006	2005	Change	2006	2005	Change
Retail Energy:
Revenues	$1,722	$1,736	$(14)	$8,197	$7,045	$1,152
Purchased power	1,497	1,792	(295)	7,500	6,362	1,138
Gross margin (1)	225	(56)	281	697	683	14

Operation and maintenance	57	48	9	234	190	44
Selling and marketing	32	29	3	124	95	29
Bad debt expense	19	14	5	89	56	33
Contribution margin - Retail Energy	117	(147)	264	250	342	(92)

Wholesale Energy:
Revenues	745	1,044	(299)	3,250	3,286	(36)
Purchased power, fuel and cost of gas sold	588	878	(290)	2,507	2,630	(123)
Gross margin (1)	157	166	(9)	743	656	87

Operation and maintenance	141	132	9	599	544	55
Bad debt expense	—	—	—	(2)	2	(4)
Contribution margin - Wholesale Energy	16	34	(18)	146	110	36

Other Operations:
Revenues	1	2	(1)	2	6	(4)
Purchased power, fuel and cost of gas sold	—	—	—	—	(1)	1
Gross margin (1)	1	2	(1)	2	7	(5)

Operation and maintenance	1	1	—	1	3	(2)
Contribution margin - Other Operations	—	1	(1)	1	4	(3)

Eliminations:
Revenues	(124)	(182)	58	(572)	(625)	53
Purchased power, fuel and cost of gas sold	(123)	(182)	59	(571)	(625)	54
Gross margin (1)	(1)	—	(1)	(1)	—	(1)

Operation and maintenance	(1)	—	(1)	(1)	—	(1)
Contribution margin	—	—	—	—	—	—

Consolidated:
Revenues	2,344	2,600	(256)	10,877	9,712	1,165
Purchased power, fuel and cost of gas sold	1,962	2,488	(526)	9,436	8,366	1,070
Gross margin (1)	382	112	270	1,441	1,346	95

Operation and maintenance	198	181	17	833	737	96
Selling and marketing	32	29	3	124	95	29
Bad debt expense	19	14	5	87	58	29
Contribution margin - Consolidated	133	(112)	245	397	456	(59)

Other general and administrative	53	8	45	172	140	32
Western states and Cornerstone settlements	—	8	(8)	35	359	(324)
Gains on sales of assets and emission allowances, net	—	(52)	52	(159)	(168)	9
Depreciation and amortization	93	110	(17)	373	446	(73)
Total	146	74	72	421	777	(356)
Operating loss	(13)	(186)	173	(24)	(321)	297

Income of equity investments, net	2	3	(1)	6	26	(20)
Debt conversion expense	(37)	—	(37)	(37)	—	(37)
Other, net	—	—	—	—	(23)	23
Loss before interest and income taxes	(48)	(183)	135	(55)	(318)	263

Interest expense	(116)	(106)	(10)	(428)	(399)	(29)
Interest income	11	8	3	34	23	11
Loss from continuing operations before income taxes	(153)	(281)	128	(449)	(694)	245
Income tax benefit	(96)	(98)	2	(122)	(253)	131
Loss from continuing operations	(57)	(183)	126	(327)	(441)	114
Income (loss) from discontinued operations	3	49	(46)	(2)	111	(113)
Cumulative effect of accounting change, net of tax	—	(1)	1	1	(1)	2
Net loss	$(54)	$(135)	$81	$(328)	$(331)	$3

(1)          Gross margin (revenues less purchased power, fuel and cost of gas sold) excludes depreciation, amortization, labor and other product costs.

Reliant Energy, Inc. and Subsidiaries
Results of Operations by Segment - Adjusted and Open
(Millions of Dollars)
(Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2006	2005	Change	2006		2005		Change
Retail Energy:
Gross margin (1)	$225	$(56)	$281	$697		$683		$14
Unrealized (gains) losses on energy derivatives	(81)	150	(231)	287		69		218
Adjusted gross margin - Retail Energy	144	94	50	984		752		232

Operation and maintenance	57	48	9	234		190		44
Selling and marketing	32	29	3	124		95		29
Bad debt expense	19	14	5	89		56		33
Adjusted contribution margin - Retail Energy	36	3	33	537		411		126

Wholesale Energy:
Gross margin (1)	157	166	(9)	743		656		87
Unrealized (gains) losses on energy derivatives	32	(49)	81	(56)		123		(179)
Changes in California-related receivables and reserves	—	—	—	—		(1)		1
Historical wholesale hedges	41	231	(190)	376		484		(108)
Open gross margin - Wholesale Energy	230	348	(118)	1,063		1,262		(199)

Operation and maintenance	141	132	9	599		544		55
Bad debt expense	—	—	—	(2)		2		(4)
Open contribution margin - Wholesale Energy	89	216	(127)	466		716		(250)

Other Operations:
Gross margin (1)	1	2	(1)	2		7		(5)
Operation and maintenance	1	1	—	1		3		(2)
Contribution margin - Other Operations	—	1	(1)	1		4		(3)

Eliminations:
Gross margin (1)	(1)	—	(1)	(1)		—		(1)
Operation and maintenance	(1)	—	(1)	(1)		—		(1)
Contribution margin	—	—	—	—		—		—

Consolidated:
Adjusted gross margin - Retail Energy	144	94	50	984		752		232
Open gross margin - Wholesale Energy	230	348	(118)	1,063		1,262		(199)
Gross margin - Other Operations	1	2	(1)	2		7		(5)
Gross margin - Eliminations	(1)	—	(1)	(1)		—		(1)
Open gross margin - Consolidated	374	444	(70)	2,048		2,021		27

Operation and maintenance	198	181	17	833		737		96
Selling and marketing	32	29	3	124		95		29
Bad debt expense	19	14	5	87		58		29
Open contribution margin - Consolidated	125	220	(95)	1,004		1,131		(127)

Adjusted other general and administrative	(53)	(8)	(45)	(172)		(132	) (2)	(40)
Income of equity investments, net	2	3	(1)	6		26		(20)
Other, net	—	—	—	—		(23)		23
Open EBITDA	74 (3)	215 (4)	(141)	838	(3) (5)	1,002	(5)	(164)

Historical wholesale hedges:
Power	(42)	(204)	162	(326)		(525)		199
Fuel	6	18	(12)	25		123		(98)
Tolling/other	(5)	(45)	40	(75)		(82)		7
	(41)	(231)	190	(376)		(484)		108
Gains on sales of assets and emission allowances, net	—	52	(52)	159		168		(9)
Adjusted EBITDA	$33	$36	$(3)	$621		$686		$(65)

Unrealized gains (losses) on energy derivatives	49	(101)	150	(231)		(192)		(39)
Western states and Cornerstone settlements	—	(8)	8	(35)		(359)		324
Changes in California-related receivables and reserves	—	—	—	—		1		(1)
Settlement of shareholder class action lawsuits	—	—	—	—		(8)		8
Debt conversion expense	(37)	—	(37)	(37)		—		(37)
EBITDA	$45	$(73)	$118	$318		$128		$190

Depreciation and amortization	(93)	(110)	17	(373)		(446)		73
Interest expense	(116)	(106)	(10)	(428)		(399)		(29)
Interest income	11	8	3	34		23		11
Loss from continuing operations before income taxes	$(153)	$(281)	$128	$(449)		$(694)		$245

(1)          Gross margin (revenues less purchased power, fuel and cost of gas sold) excludes depreciation, amortization, labor and other product costs.

(2)          Adjusted other general and administrative excludes $8 million for settlement of shareholder class action lawsuits for the twelve months ended December 31, 2005.

(3)          Open EBITDA excludes $37 million for debt conversion expense for the three and twelve months ended December 31, 2006.

(4)          Open EBITDA excludes $8 million for the Cornerstone settlement for the three months ended December 31, 2005.

(5)          Open EBITDA excludes $35 million and $359 million for the Western states and Cornerstone settlements for the twelve months ended December 31, 2006 and 2005, respectively.

Reliant Energy, Inc. and  Subsidiaries
Condensed Consolidated Balance Sheets
(Thousands of Dollars)

	December 31, 2006	December 31, 2005
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$463,909	$88,397
Restricted cash	24,980	26,906
Accounts and notes receivable, principally customer, net of allowance of $33,332 and $34,054	1,043,637	1,171,673
Inventory	275,437	299,099
Derivative assets	489,726	725,964
Margin deposits	452,605	1,716,035
Accumulated deferred income taxes	279,479	361,547
Prepayments and other current assets	141,016	137,498
Current assets of discontinued operations	2,460	203,332
Total current assets	3,173,249	4,730,451
Property, Plant and Equipment, net	5,741,995	5,934,060

Other Assets:
Goodwill	381,594	386,594
Other intangibles, net	423,745	510,582
Derivative assets	203,857	527,799
Accumulated deferred income taxes	87,858	32,527
Prepaid lease	264,328	259,412
Other	290,507	306,585
Long-term assets of discontinued operations	—	880,796
Total other assets	1,651,889	2,904,295
Total Assets	$10,567,133	$13,568,806

LIABILITIES AND EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$355,264	$789,325
Accounts payable, principally trade	664,630	886,965
Derivative liabilities	1,164,809	1,219,954
Margin deposits	16,490	15,588
Other	488,764	397,942
Current liabilities of discontinued operations	3,286	96,456
Total current liabilities	2,693,243	3,406,230

Other Liabilities:
Derivative liabilities	420,534	812,695
Other	324,145	389,083
Long-term liabilities of discontinued operations	—	779,678
Total other liabilities	744,679	1,981,456

Long-term Debt	3,177,691	4,317,427
Commitments and Contingencies
Temporary Equity Stock-based Compensation	1,647	—
Stockholders’ Equity:
Preferred stock; par value $0.001 per share (125,000,000 shares authorized; none outstanding)	—	—
Common stock; par value $0.001 per share (2,000,000,000 shares authorized; 337,623,392 and 304,900,193 issued)	99	66
Additional paid-in capital	6,174,665	5,846,747
Retained deficit	(2,026,316)	(1,698,504)
Accumulated other comprehensive loss	(198,575)	(284,281)
Accumulated other comprehensive loss of discontinued operations	—	(335)
Total stockholders’ equity	3,949,873	3,863,693
Total Liabilities and Equity	$10,567,133	$13,568,806

Reliant Energy, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	Twelve Months Ended December 31,
	2006	2005
	(in thousands)
Cash Flows from Operating Activities:
Net loss	$(327,812)	$(330,556)
(Income) loss from discontinued operations	2,088	(110,799)
Net loss from continuing operations and cumulative effect of accounting change	(325,724)	(441,355)
Adjustments to Reconcile Net Loss to Net Cash Provided by (Used in) Operating Activities:
Cumulative effect of accounting change	(968)	608
Depreciation and amortization	372,616	445,871
Deferred income taxes	(152,431)	(278,992)
Net changes in energy derivatives	316,742	192,235
Amortization of deferred financing costs	31,508	15,110
Debt conversion expense	37,257	—
Gains on sales of assets and emission allowances, net	(159,386)	(168,114)
Western states and Cornerstone settlements	35,000	359,436
Income of equity investments, net	(5,791)	(25,458)
Other, net	12,590	27,498
Changes in other assets and liabilities:
Accounts and notes receivable and unbilled revenue, net	129,161	(109,736)
Inventory	18,157	(42,253)
Margin deposits, net	1,264,332	(1,213,940)
Net derivative assets and liabilities	(30,313)	10,978
Western states and Cornerstone settlement payments	(159,885)	—
Accounts payable	(97,117)	144,466
Other current assets	17,284	33,071
Other assets	(35,373)	(32,605)
Taxes payable/receivable	1,302	3,053
Other current liabilities	64,046	(34,479)
Other liabilities	(2,963)	4,495
Net cash provided by (used in) continuing operations from operating activities	1,330,044	(1,110,111)
Net cash provided by (used in) discontinued operations from operating activities	(54,171)	192,948
Net cash provided by (used in) operating activities	1,275,873	(917,163)
Cash Flows from Investing Activities:
Capital expenditures	(96,793)	(82,296)
Proceeds from sales of assets, net	1,417	149,345
Proceeds from sales of emission allowances	205,510	234,421
Purchases of emission allowances	(22,575)	(145,769)
Restricted cash	1,926	14,251
Other, net	—	5,500
Net cash provided by continuing operations from investing activities	89,485	175,452
Net cash provided by discontinued operations from investing activities	967,566	130,700
Net cash provided by investing activities	1,057,051	306,152
Cash Flows from Financing Activities:
Proceeds from long-term debt	400,000	299,000
Payments of long-term debt	(865,870)	(148,333)
Increase (decrease) in short-term borrowings and revolving credit facilities, net	(825,554)	407,000
Premium paid for conversion of senior subordinated notes	(36,157)	—
Payments of financing costs	(16,673)	(1,198)
Proceeds from issuances of stock	24,842	37,885
Net cash provided by (used in) continuing operations from financing activities	(1,319,412)	594,354
Net cash used in discontinued operations from financing activities	(638,000)	—
Net cash provided by (used in) financing activities	(1,957,412)	594,354
Net Change in Cash and Cash Equivalents	375,512	(16,657)
Cash and Cash Equivalents at Beginning of Period	88,397	105,054
Cash and Cash Equivalents at End of Period	$463,909	$88,397

Free Cash Flow Reconciliation
(Unaudited)

	Twelve Months Ended December 31,
	2006	2005
	(in millions)

Operating cash flow from continuing operations	$1,330	$(1,110)
Western states and Cornerstone settlement payments	160	—
Change in margin deposits, net	(1,264)	1,214
Adjusted cash flow provided by continuing operations	226	104
Capital expenditures	(97)	(82)
Proceeds from sales of emission allowances	205	234
Purchases of emission allowances	(23)	(146)
Free cash flow provided by continuing operations	$311	$110

Reliant Energy, Inc and Subsidiaries

Retail Energy Data

(Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2006	2005	Change	2006	2005	Change
	(in millions)			(in millions)

Mass gross margin (1)	$166	$117	$49	$776	$689	$87
Commercial and Industrial gross margin	(10)	(11)	1	208	78	130
Market usage adjustments	(12)	(12)	—	—	(15)	15
Total retail energy gross margin (1), excluding unrealized gains
(losses) on energy derivatives	144	94	50	984	752	232
Unrealized gains (losses) on energy derivatives	81	(150)	231	(287)	(69)	(218)
Total retail energy gross margin (1)	225	(56)	281	697	683	14

Operation and maintenance	57	48	9	234	190	44
Selling and marketing	32	29	3	124	95	29
Bad debt expense	19	14	5	89	56	33
Total retail energy contribution margin	$117	$(147)	$264	$250	$342	$(92)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
	(gigawatt hours)		(gigawatt hours)
Electricity Sales to End-Use Retail Customers:
Mass:
Residential:
Houston	2,949	3,587	15,447	18,029
Non-Houston	1,709	1,556	7,955	6,504
Small Business:
Houston	723	763	3,587	3,640
Non-Houston	315	294	1,375	891
Total Mass	5,696	6,200	28,364	29,064
Commercial and Industrial:
ERCOT (2)	8,013	7,290	33,393	32,309
Non-ERCOT	1,076	1,613	5,572	6,152
Total Commercial and Industrial	9,089	8,903	38,965	38,461

Market usage adjustments	(185)	79	8	(250)
Total	14,600	15,182	67,337	67,275

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
	(in thousands, metered locations)		(in thousands, metered locations)
Weighted Average Retail Customer Count:
Mass:
Residential:
Houston	1,107	1,213	1,164	1,256
Non-Houston	539	442	504	390
Small Business:
Houston	126	137	132	139
Non-Houston	31	23	29	17
Total Mass	1,803	1,815	1,829	1,802
Commercial and Industrial:
ERCOT (2)	75	67	74	70
Non-ERCOT	1	2	1	2
Total Commercial and Industrial	76	69	75	72
Total	1,879	1,884	1,904	1,874

	December 31,	December 31,
	2006	2005
	(in thousands, metered locations)
Retail Customers:
Mass:
Residential:
Houston	1,095	1,213
Non-Houston	547	462
Small Business:
Houston	124	137
Non-Houston	33	29
Total Mass	1,799	1,841
Commercial and Industrial:
ERCOT (2)	75	70
Non-ERCOT	1	2
Total Commercial and Industrial	76	72
Total	1,875	1,913

(1)  Gross margin (revenues less purchased power) excludes depreciation, amortization, labor and other product costs.

(2)  Includes customers of the Texas General Land Office for whom we provide services.

Reliant Energy, Inc. and Subsidiaries

Wholesale Energy Data

(Unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2006		2005		2006		2005
	GWh%	Economic (1)	GWh%	Economic (1)	GWh%	Economic (1)	GWh%	Economic (1)
Economic Generation Volume (2):
PJM Coal	5,919.1	80%	5,955.0	81%	23,541.9	81%	23,152.2	81%
MISO Coal	1,807.1	65%	1,823.7	65%	6,525.1	59%	7,047.2	63%
PJM/MISO Gas	60.8	1%	174.9	3%	998.0	3%	1,562.9	6%
West	221.5	3%	917.8	13%	2,830.0	11%	2,032.0	9%
Other	1,375.1	79%	1,695.1	51%	5,731.1	86%	6,005.9	56%
Total	9,383.6	38%	10,566.5	40%	39,626.1	39%	39,800.2	39%

Commercial Capacity Factor (3):
PJM Coal	87.7%		79.2%		82.9%		78.9%
MISO Coal	87.0%		76.3%		85.5%		83.3%
PJM/MISO Gas	85.5%		75.9%		91.8%		77.1%
West	99.7%		98.7%		86.1%		95.9%
Other	90.3%		84.4%		91.9%		91.1%
Total	88.2%		81.2%		85.1%		82.3%

Generation Volume (4):	GWh		GWh		GWh		GWh
PJM Coal	5,192.2		4,716.2		19,522.3		18,259.3
MISO Coal	1,572.6		1,391.0		5,577.7		5,871.4
PJM/MISO Gas	52.0		132.7		916.4		1,205.5
West	220.9		905.8		2,435.8		1,948.5
Other	1,241.2		1,429.9		5,268.8		5,474.3
Total	8,278.9		8,575.6		33,721.0		32,759.0

Unit Margin ($/MWh) (5):
PJM Coal	$21.96		$43.68		$27.05		$35.05
MISO Coal	16.53		34.51		21.33		33.38
PJM/MISO Gas	—		7.54		40.38		31.52
West	NM (6)		1.10		4.93		NM (6)
Other	—		5.59		0.76		4.93
Weighted Average Total	$16.55		$30.79		$20.76		$27.20

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2006	2005	Change	2006	2005	Change
	(in millions)			(in millions)
Open Energy Gross Margin (7):
PJM Coal	$114	$206	$(92)	$528	$640	$(112)
MISO Coal	26	48	(22)	119	196	(77)
PJM/MISO Gas	—	1	(1)	37	38	(1)
West	(3)	1	(4)	12	(10)	22
Other	—	8	(8)	4	27	(23)
Total Open Energy Gross Margin	137	264	(127)	700	891	(191)

Other Margin (8):
PJM Coal	9	14	(5)	37	41	(4)
MISO Coal	1	1	—	10	10	—
PJM/MISO Gas	19	11	8	50	42	8
West	33	39	(6)	155	187	(32)
Other	31	19	12	111	91	20
Total Other Margin	93	84	9	363	371	(8)

Total Open Wholesale Gross Margin	230	348	(118)	1,063	1,262	(199)

Historical Wholesale Hedges (9):
Power	(42)	(204)	162	(326)	(525)	199
Fuel	6	18	(12)	25	123	(98)
Tolling/other	(5)	(45)	40	(75)	(82)	7
Total Historical Wholesale Hedges	(41)	(231)	190	(376)	(484)	108
Unrealized gains (losses) on energy derivatives	(32)	49	(81)	56	(123)	179
Changes in California-related receivables and reserves	—	—	—	—	1	(1)
Total Wholesale Energy Gross Margin	157	166	(9)	743	656	87

Operation and maintenance	141	132	9	599	544	55
Bad debt expense	—	—	—	(2)	2	(4)
Total Wholesale Energy Contribution Margin	$16	$34	$(18)	$146	$110	$36

(1)                                  Represents economic generation volume (hours) divided by maximum generation hours (maximum plant capacity X 8,760 hours).

(2)                                  Economic generation volume is estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generate based on the price of power, fuel, emission allowances and variable operating costs.

(3)           Commercial capacity factor is the generation volume divided by economic generation.

(4)           Excludes generation volume related to power purchase agreements, including tolling agreements.

(5)           Represents open energy gross margin divided by generation volume.

(6)           NM is not meaningful.

(7)                                  Open energy gross margin is calculated using the power sales prices received by the plants less delivered spot fuel prices.

(8)                                  Other margin represents power purchase agreements, capacity payments and ancillary revenues.  In addition, other margin includes settlement of forward power and fuel sales and purchases for the West region.

(9)                                  Historical wholesale hedges were entered into to primarily hedge the economics of our wholesale operations.  These amounts primarily relate to settlements of forward power and fuel hedges, long-term tolling purchases, long-term natural gas transportation contracts, storage contracts and our legacy energy trading.  These amounts are derived based on methodology consistent with the calculation of open energy gross margin.

Reliant Energy, Inc. and Subsidiaries
PJM Coal and MISO Coal (1)
(Unaudited)

	Summer/Winter Average Capacity	Heat Rate	Q4 economic generation volume (GWh)		Q4 commercial capacity factor		Q4 generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005

Cheswick	580	10.0	940.4	860.2	82.3%	92.5%	774.1	796.1
Conemaugh (2)	280	9.4	606.2	613.5	96.4%	76.5%	584.2	469.1
Elrama	465	11.3	771.5	790.0	79.3%	72.4%	611.6	571.9
Keystone (2)	282	9.5	592.1	600.1	99.9%	99.7%	591.4	598.4
Portland	400	10.1	600.9	662.9	93.4%	85.6%	561.0	567.2
Seward	521	9.7	1,077.3	1,119.5	88.1%	46.9%	949.0	525.5
Shawville (2)	566	10.3	1,027.6	947.6	84.2%	89.4%	865.3	846.9
Titus	246	10.8	303.1	361.2	84.3%	94.4%	255.6	341.1
PJM Coal Total	3,340		5,919.1	5,955.0	87.7%	79.2%	5,192.2	4,716.2

	Summer/Winter Average Capacity	Heat Rate	Q4 economic generation volume (GWh)		Q4 commercial capacity factor		Q4 generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005

Avon Lake	721	9.8	1,069.1	1,165.4	92.8%	70.6%	992.4	822.8
New Castle	328	10.7	407.0	357.0	94.9%	82.5%	386.1	294.5
Niles	208	10.5	331.0	301.3	58.6%	90.8%	194.1	273.7
MISO Coal Total	1,257		1,807.1	1,823.7	87.0%	76.3%	1,572.6	1,391.0

	Summer/Winter Average Capacity	Heat Rate	Q4 YTD economic generation volume (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005

Cheswick	580	10.0	3,716.4	3,313.7	75.8%	87.2%	2,815.4	2,889.7
Conemaugh (2)	280	9.4	2,417.9	2,414.0	97.2%	88.2%	2,350.6	2,128.9
Elrama	465	11.3	2,975.9	2,805.7	72.3%	56.8%	2,151.9	1,592.3
Keystone (2)	282	9.5	2,351.1	2,374.9	90.2%	94.6%	2,121.4	2,245.9
Portland	400	10.1	2,472.6	2,600.3	87.4%	83.4%	2,161.5	2,169.1
Seward	521	9.7	4,351.0	4,178.9	74.7%	66.1%	3,251.2	2,761.3
Shawville (2)	566	10.3	3,986.1	4,047.6	88.0%	79.0%	3,508.5	3,198.9
Titus	246	10.8	1,270.9	1,417.1	91.4%	89.8%	1,161.8	1,273.2
PJM Coal Total	3,340		23,541.9	23,152.2	82.9%	78.9%	19,522.3	18,259.3

	Summer/Winter Average Capacity	Heat Rate	Q4 YTD economic generation volume (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005

Avon Lake	721	9.8	4,000.5	4,340.9	88.7%	81.6%	3,548.2	3,541.5
New Castle	328	10.7	1,374.0	1,520.4	82.9%	86.5%	1,138.6	1,314.9
Niles	208	10.5	1,150.6	1,185.9	77.4%	85.6%	890.9	1,015.0
MISO Coal Total	1,257		6,525.1	7,047.2	85.5%	83.3%	5,577.7	5,871.4

(1)   Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)   The Company leases a 100% interest in the Shawville facility, a 16.67% interest in the Keystone facility and a 16.45% interest in the Conemaugh facility under facility interest lease agreements, which expire in 2026, 2034 and 2034, respectively.

Reliant Energy, Inc. and Subsidiaries
PJM/MISO Gas (1)
(Unaudited)

	Summer/Winter Average Capacity	Heat Rate	Q4 economic generation volume (GWh)		Q4 commercial capacity factor		Q4 generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005

Aurora	942	10.5	3.6	17.2	11.1%	20.3%	0.4	3.5
Blossburg	23	14.6	0.1	1.4	100.0%	100.0%	0.1	1.4
Brunot Island	315	10.4	—	2.8	0.0%	100.0%	—	2.8
Gilbert	614	11.0	4.8	15.3	75.0%	32.0%	3.6	4.9
Glen Gardner	184	14.6	—	1.4	0.0%	100.0%	—	1.4
Hamilton	23	14.8	—	0.2	0.0%	100.0%	—	0.2
Hunterstown	70	14.8	0.2	1.6	100.0%	100.0%	0.2	1.6
Hunterstown CCGT	833	7.0	47.5	108.3	96.8%	86.6%	46.0	93.8
Mountain	47	14.3	1.7	2.5	100.0%	96.0%	1.7	2.4
Orrtanna	23	14.4	—	0.8	0.0%	100.0%	—	0.8
Portland	185	11.2	—	16.9	0.0%	100.0%	—	16.9
Sayreville	264	13.8	—	3.0	0.0%	26.7%	—	0.8
Shawnee	23	14.0	—	—	0.0%	0.0%	—	—
Shawville 5-7 (2)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	35	17.4	—	0.2	0.0%	100.0%	—	0.2
Tolna	47	14.2	—	0.3	0.0%	66.7%	—	0.2
Werner	252	13.8	—	3.0	0.0%	60.0%	—	1.8
Shelby	356	9.8	2.9	—	0.0%	0.0%	—	—
PJM/MISO Gas Total	4,242		60.8	174.9	85.5%	75.9%	52.0	132.7

	Summer/Winter Average Capacity	Heat Rate	Q4 YTD economic generation volume (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005

Aurora	942	10.5	48.7	120.5	81.3%	84.2%	39.6	101.5
Blossburg	23	14.6	1.9	4.3	100.0%	100.0%	1.9	4.3
Brunot Island	315	10.4	6.4	7.8	98.4%	100.0%	6.3	7.8
Gilbert	614	11.0	99.6	220.2	61.0%	78.2%	60.8	172.1
Glen Gardner	184	14.6	8.1	9.0	97.5%	94.4%	7.9	8.5
Hamilton	23	14.8	1.4	1.4	100.0%	100.0%	1.4	1.4
Hunterstown	70	14.8	4.3	8.0	100.0%	100.0%	4.3	8.0
Hunterstown CCGT	833	7.0	746.3	1,006.6	97.0%	71.7%	723.9	721.8
Mountain	47	14.3	11.0	8.3	100.0%	98.8%	11.0	8.2
Orrtanna	23	14.4	1.8	2.4	94.4%	100.0%	1.7	2.4
Portland	185	11.2	8.0	58.3	85.0%	99.1%	6.8	57.8
Sayreville	264	13.8	21.9	12.7	90.0%	78.7%	19.7	10.0
Shawnee	23	14.0	0.2	0.3	100.0%	100.0%	0.2	0.3
Shawville 5-7 (2)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	35	17.4	—	0.8	0.0%	100.0%	—	0.8
Tolna	47	14.2	3.1	11.0	100.0%	96.4%	3.1	10.6
Werner	252	13.8	5.4	10.3	98.1%	87.4%	5.3	9.0
Shelby	356	9.8	29.9	81.0	75.3%	100.0%	22.5	81.0
PJM/MISO Gas Total	4,242		998.0	1,562.9	91.8%	77.1%	916.4	1,205.5

(1)   Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)   The Company leases a 100% interest in the Shawville facility under facility interest lease agreement, which expires in 2026.

Reliant Energy, Inc. and Subsidiaries

West and Other (1)

(Unaudited)

	Summer/Winter
	Average
	Capacity	Heat Rate	Q4 economic generation volume (GWh)		Q4 commercial capacity factor		Q4 generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005

Bighorn (2)	598	7.2	—	692.9	0.0%	98.3%	—	680.9
Coolwater	622	10.1	187.5	89.3	99.7%	100.0%	186.9	89.3
Ellwood (2)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (2)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (2)	560	10.9	34.0	108.5	100.0%	100.0%	34.0	108.5
Ormond Beach	1,516	9.6	—	27.1	0.0%	100.0%	—	27.1
West Total	3,990		221.5	917.8	99.7%	98.7%	220.9	905.8

	Summer/Winter
	Average
	Capacity	Heat Rate	Q4 economic generation volume (GWh)		Q4 commercial capacity factor		Q4 generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005

Channelview	830	6.1	1,375.1	1,310.3	90.3%	100.0%	1,241.2	1,310.3
Indian River (2)	587	10.5	—	353.5	0.0%	30.2%	—	106.8
Osceola (2)	470	11.0	—	31.3	0.0%	40.9%	—	12.8
Other Total	1,887		1,375.1	1,695.1	90.3%	84.4%	1,241.2	1,429.9

	Summer/Winter
	Average
	Capacity	Heat Rate	Q4 YTD economic generation volume (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005

Bighorn (2)	598	7.2	933.9	692.9	99.5%	98.3%	929.4	680.9
Coolwater	622	10.1	715.0	393.6	96.1%	100.0%	687.0	393.6
Ellwood (2)	54	13.3	0.1	0.1	100.0%	100.0%	0.1	0.1
Etiwanda (2)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (2)	560	10.9	356.2	351.0	97.2%	99.5%	346.4	349.2
Ormond Beach	1,516	9.6	824.8	594.4	57.3%	88.3%	472.9	524.7
West Total	3,990		2,830.0	2,032.0	86.1%	95.9%	2,435.8	1,948.5

	Summer/Winter
	Average
	Capacity	Heat Rate	Q4 YTD economic generation volume (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005

Channelview	830	6.1	5,721.3	5,159.9	91.9%	100.0%	5,259.0	5,159.9
Indian River (2)	587	10.5	—	683.2	0.0%	33.0%	—	225.4
Osceola (2)	470	11.0	9.8	162.8	100.0%	54.7%	9.8	89.0
Other Total	1,887		5,731.1	6,005.9	91.9%	91.1%	5,268.8	5,474.3

(1)  Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)  Excludes generation volume during periods the unit operated under power purchase agreements.

Reliant Energy, Inc. and Subsidiaries

Adjusted Net Debt

(Unaudited)

(in millions)

December 31, 2006

Debt:
Senior secured revolver	$—
Senior secured term loans	400
Senior secured notes	1,850
Convertible senior subordinated notes	2
Orion Power 12% notes (1)	439
PEDFA fixed-rate bonds for Seward plant due 2036	500
Channelview	342
Retail working capital facility	—
Warrants	(1)
Other (2)	1
Total debt	3,533

REMA operating leases (off-balance sheet)	480
Total debt and debt equivalents (3)	4,013

Less:
Cash and cash equivalents	(464)
Restricted cash	(25)
Net margin deposits	(436)
Adjusted Net Debt	$3,088

(1) Orion 12% notes include purchase accounting adjustments of $39 million.

(2) Other subsidiary debt.

(3) Debt equivalents include off-balance sheet REMA leases of $480 million.

FOR ADDITIONAL INQUIRIES PLEASE CONTACT:

Dennis Barber

(713) 497-3042